UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2012

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On October 12, 2012, Gulfport Energy Corporation (“Gulfport”) and certain subsidiary guarantors entered into a Purchase Agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers named in the Purchase Agreement, in connection with Gulfport’s private placement of senior notes. The Purchase Agreement provides for, among other things, the issuance and sale by Gulfport of $250.0 million in aggregate principal amount of 7.750% Senior Notes Due 2020 (the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act (the “Note Offering”) under an indenture among Gulfport, subsidiary guarantors and the trustee. The Notes are general unsecured senior obligations of Gulfport, are guaranteed on a senior unsecured basis by certain of Gulfport’s subsidiaries and pay interest semi-annually. Gulfport and its subsidiary guarantors have agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make because of any of such liabilities. Under the Purchase Agreement, the Company also agreed to a 90-day lock-up with respect to, among other things, an offer, sale or other disposition of its U.S. dollar-denominated debt securities, subject to certain exceptions. In addition, the Purchase Agreement contemplates the execution by the Company and subsidiary guarantors of a registration rights agreement relating to the Notes.

The Note Offering closed on October 17, 2012. On the closing date, Gulfport repaid outstanding indebtedness under its senior secured revolving credit facility with a portion of the net proceeds of the Note Offering. Gulfport intends to use the remaining net proceeds for general corporate purposes, including the funding of a portion of its 2012 and 2013 capital development plans. A copy of the press release announcing the closing of the Note Offering is attached hereto as Exhibit 99.1.

The preceding summary of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

An affiliate of Scotia Capital (USA) Inc., an initial purchaser in the Note Offering, is an administrative agent, letter of credit issuer and sole lead manager under Gulfport’s senior secured credit facility, and affiliates of each of Credit Suisse (USA) LLC, Deutsche Bank Securities, Inc., IBERIA Capital Partners L.L.C. and KeyBanc Capital Markets Inc., the initial purchasers in the Note Offering, are lenders under Gulfport’s senior secured credit facility and received a portion of the net proceeds of the Note Offering. Amegy Bank National Association, a lender under Gulfport’s senior secured credit facility, acted as a financial advisor to Gulfport in connection with the Note Offering. Certain initial purchasers or their affiliates have entered, and may in the future enter, into hedging transactions with Gulfport or its affiliates, in the ordinary course of business, for which they have received and will receive customary compensation. In addition, in the ordinary course of their business activities, the initial purchasers and their respective affiliates may make or hold a broad array of investments and actively traded debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own accounts and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of Gulfport or its affiliates. Certain of the initial purchasers or their affiliates that have a lending relationship with Gulfport routinely hedge, and certain other of those initial purchasers or their affiliates may hedge, their credit exposure to us consistent with their customary risk management policies.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Gulfport previously reported that on May 7, 2012 it entered into a Contribution Agreement (the “Contribution Agreement”) with Diamondback Energy, Inc. (“Diamondback”), an affiliate of Wexford Capital LP (“Wexford”), pursuant to which Gulfport agreed to contribute to Diamondback, prior to the closing of Diamondback’s initial public offering (the “Diamondback IPO”), all of Gulfport’s oil and gas interests in the Permian Basin, which represented approximately 67% of Gulfport’s proved reserves as of December 31, 2011 (the “Contribution”). On October 11, 2012, Gulfport completed the Contribution. At the closing of the Contribution, Diamondback issued to Gulfport (i) 7,914,036 shares of Diamondback common stock and (ii) a promissory note for $63.6 million, which was paid to Gulfport at the closing of the Diamondback IPO on October 17, 2012. This aggregate consideration is subject to a post-closing cash adjustment based on changes in the working capital, long-term debt and other items of Windsor Permian LLC (“Windsor Permian”), a wholly-owned subsidiary of Diamondback, referred to in the Contribution Agreement as of the date of the contribution. If the Contribution had closed on September 30, 2012, based on preliminary estimates, Diamondback believes it would have owed Gulfport approximately $16.0 million for this post-closing adjustment. However, the actual amount due, based on the October 11, 2012 closing date of the Contribution, has not been determined, and the actual amount may vary materially from the estimated amount on September 30, 2012. Windsor Permian was the operator of the acreage contributed by Gulfport to Diamondback.

The preceding summary of the Contribution Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which was filed as an exhibit to Gulfport’s Current Report on Form 8-K on May 8, 2012 and is incorporated herein by reference.

In connection with the Contribution, Gulfport and Diamondback entered into an investor rights agreement in which Gulfport has the right, for so long as it beneficially owns more than 10% of Diamondback’s outstanding common stock, to designate one individual as a nominee to serve on Diamondback’s board of directors. Such nominee, if elected to Diamondback’s board, will also serve on each committee of the board so long as he or she satisfies the independence and other requirements for service on the applicable committee of the board. So long as Gulfport has the right to designate a nominee to Diamondback’s board and there is no Gulfport nominee actually serving as a Diamondback director, Gulfport has the right to appoint one individual as an advisor to the board who shall be entitled to attend board and committee meetings. Gulfport is also entitled to certain information rights and Diamondback granted Gulfport certain demand and “piggyback” registration rights obligating Diamondback to register with the Securities and Exchange Commission any shares of Diamondback common stock that Gulfport owns. Immediately upon completion of the Contribution, Gulfport owned a 35% equity interest in Diamondback rather than leasehold interests in its Permian Basin acreage. Upon completion of the Diamondback IPO on October 17, 2012, Gulfport owned approximately 22.5% (or 21.4%, if the underwriters in that offering exercise their option to purchase additional shares in full) of Diamondback’s outstanding common stock. Mike Liddell, Gulfport’s Chairman of the Board and one of its directors, served as the Operating Member and Chairman of Windsor Permian prior to the Diamondback IPO. Charles E. Davidson, the Chairman and Chief Investment Officer of Wexford, beneficially owned approximately 13.3% and less than 1% of Gulfport’s outstanding common stock as of December 31, 2011 and September 28, 2012, respectively.

The preceding summary of the Investor Rights Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

In connection with the completion of the Contribution, Gulfport is required under Item 2.01 of Form 8-K to provide certain pro forma financial information illustrating the effect of the Contribution of its oil and gas interests in the Permian Basin to Diamondback. Such pro forma financial information is included as Item 9.01 of this Current Report on Form 8-K and is incorporated herein by reference. This pro forma financial information also illustrates the effect of the Note Offering described in Item 1.01 of this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On October 12, 2012, Gulfport issued a press release announcing the completion of the Contribution of all of its oil and gas interests in the Permian Basin to Diamondback. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information.

Unaudited Pro Forma Financial Statements of Gulfport giving effect to (a) Gulfport’s contribution of its Permian Basin oil and gas interests to Diamondback in connection with the Diamondback IPO and (b) the Note Offering.

(d) Exhibits.

Number	Exhibit
1.1	Purchase Agreement, dated as of October 12, 2012, among Gulfport Energy Corporation, subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.

10.1	Investor Rights Agreement, dated as of October 11, 2012, between Gulfport Energy Corporation and Diamondback Energy, Inc.

99.1	Press release dated October 17, 2012 entitled “Gulfport Energy Corporation Completes Offering of $250 Million of Senior Notes Due 2020.”

99.2	Press release dated October 12, 2012 entitled “Gulfport Energy Announces Contribution of Permian Basin Assets.”

GULFPORT ENERGY CORPORATION

Introduction to the Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial information is presented to illustrate the effect of Gulfport Energy Corporation’s (the “Company”) (1) contribution of its oil and gas interests in the Permian Basin to Diamondback Energy, Inc. (“Diamondback”) in connection with Diamondback’s initial public offering (the “Diamondback IPO”) in exchange for (i) shares of common stock representing 35% of Diamondback’s outstanding common stock immediately prior to the closing of the Diamondback IPO and (ii) $63,590,050 in the form of a non-interest bearing promissory note to be repaid in full upon the closing of the Diamondback IPO and (2) the offering of $250 million aggregate principal amount of senior notes (the “note”) on Gulfport’s historical financial position and operating results. The unaudited pro forma balance sheet as of June 30, 2012 is based on the historical statements of the Company as of June 30, 2012 after giving effect to the transactions as if they had occurred on June 30, 2012. The unaudited pro forma statements of operations for the six months ended June 30, 2012 and the fiscal year ended December 31, 2011 are based on the historical financial statements of the Company for such periods after giving effect to the transactions as if they had occurred on January 1, 2011. The unaudited pro forma financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto included in the Company’s reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not represent what the actual results of operations or the financial position of the Company would have been had the transactions occurred on the respective dates assumed, nor is it indicative of the Company’s future operating results or financial position. The pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

At June 30, 2012

	As Reported	Senior Note Offering Adjustments		Diamondback Contribution Adjustments		Pro Forma as Adjusted
Assets
Current assets:
Cash and cash equivalents	$6,613,000	$170,835,000	(1)	$63,590,000	(4)	$241,038,000
Accounts receivable—oil and gas	23,269,000	—		—		23,269,000
Accounts receivable—related parties	27,182,000	—		—		27,182,000
Prepaid expenses and other current assets	3,136,000	—		—		3,136,000
Short-term derivative instruments	9,714,000	—		—		9,714,000

Total current assets	69,914,000	170,835,000		63,590,000		304,339,000

Property and equipment:
Oil and natural gas properties, full-cost accounting, $199,598,000 and $184,565,000 excluded from amortization as reported and pro forma as adjusted, respectively	1,219,376,000	—		(194,133,000	)(5),(6)	1,025,243,000
Other property and equipment	8,387,000	—		—		8,387,000
Accumulated depletion, depreciation, amortization and impairment	(620,182,000)	—		—		(620,182,000)

Property and equipment, net	607,581,000	—		(194,133,000)		413,448,000

Other assets
Equity investments	185,934,000	—		138,252,000	(7)	324,186,000
Note receivable—related party	1,595,000	—		—		1,595,000
Other assets	5,776,000	7,500,000	(2)	—		13,276,000

Total other assets	193,305,000	7,500,000		138,252,000		339,057,000

Deferred tax asset	1,000,000	—		—		1,000,000

Total assets	$871,800,000	$178,335,000		$7,709,000		$1,057,844,000

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$95,689,000	$—		$—		$95,689,000
Asset retirement obligation—current	60,000	—		—		60,000
Current maturities of long-term debt	145,000	—		—		145,000

Total current liabilities	95,894,000	—		—		95,894,000

Asset retirement obligation—long-term	13,120,000	—		(1,144,000	)(6)	11,976,000
Long-term debt, net of current maturities	70,072,000	178,335,000	(3)	—		248,407,000

Total liabilities	179,086,000	178,335,000		(1,144,000)		356,277,000

Commitments and contingencies

Preferred stock, $.01 par value; 5,000,000 authorized, 30,000 authorized as redeemable 12% cumulative preferred stock, Series A; 0 issued and outstanding	—	—		—		—

Stockholders’ equity:
Common stock—$.01 par value, 100,000,000 authorized, 55,687,845 issued and outstanding in 2012	557,000	—		—		557,000
Paid-in capital	606,853,000	—		—		606,853,000
Accumulated other comprehensive income (loss)	8,771,000	—		—		8,771,000
Retained earnings (accumulated deficit)	76,533,000	—		8,853,000	(8)	85,386,000

Total stockholders’ equity	692,714,000	—		8,853,000		701,567,000

Total liabilities and stockholders’ equity	$871,800,000	$178,335,000		$7,709,000		$1,057,844,000

Notes:

(1)	To adjust cash for the estimated receipt of proceeds from the issuance of notes, net of assumed repayment of outstanding indebtedness under the Company’s revolving credit facility and estimated issuance costs.
(2)	To adjust for estimated deferred issuance costs.
(3)	To adjust long-term debt, net of current maturities, for the issuance of notes, net of discount, and the assumed repayment of outstanding indebtedness under the Company’s revolving credit facility.
(4)	To adjust cash for the repayment of the non-interest bearing promissory note by Diamondback upon the closing of the Diamondback IPO.
(5)	To adjust for the oil and gas properties contributed to Diamondback.
(6)	To eliminate the non-current portion of asset retirement obligation related to assets contributed to Diamondback.
(7)	To adjust for the equity investment in Diamondback the Company will receive upon closing of the Diamondback IPO.
(8)	Gain on contribution of assets to Diamondback.

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2012

	Gulfport Historical	Senior Note Offering Adjustments	Diamondback Contribution Adjustments		Pro Forma
Revenues:
Oil and condensate sales	$129,024,000	$—	$(12,280,000	)(2)	$116,744,000
Gas sales	1,154,000	—	(437,000	)(2)	717,000
Natural gas liquids sales	1,500,000	—	(1,475,000	)(2)	25,000
Other income	108,000	—	—		108,000

	131,786,000	—	(14,192,000)		117,594,000

Costs and expenses:
Lease operating expenses	11,563,000	—	(3,914,000	)(2)	7,649,000
Production taxes	15,341,000	—	(735,000	)(2)	14,606,000
Depreciation, depletion, and amortization	45,047,000	—	8,386,000	(3)	53,433,000
General and administrative	6,272,000	—	—		6,272,000
Accretion expense	353,000	—	(20,000	)(4)	333,000

	78,576,000	—	3,717,000		82,293,000

INCOME FROM OPERATIONS:	53,210,000	—	(17,909,000)		35,301,000

OTHER (INCOME) EXPENSE:
Interest expense	627,000	9,877,000 (1)	—		10,504,000
Interest income	(31,000)	—	—		(31,000)
Loss from equity method investments	628,000	—	(2,869,000	)(5)	(2,241,000)

	1,224,000	9,877,000	(2,869,000)		8,232,000

INCOME BEFORE INCOME TAXES	51,986,000	(9,877,000)	(15,040,000)		27,069,000
INCOME TAX EXPENSE	—	—	—		—

NET INCOME	$51,986,000	$(9,877,000)	$(15,040,000)		$27,069,000

NET INCOME PER COMMON SHARE:
Basic	$0.93				$0.49

Diluted	$0.93				$0.48

Weighted average common shares outstanding—Basic	55,641,241				55,641,241

Weighted average common shares outstanding—Diluted	56,175,248				56,175,248

Notes:

(1)	To adjust interest expense for issuance of notes and amortization of estimated deferred issuance costs and to eliminate historical interest on the Company’s revolving credit facility.
(2)	To eliminate the revenues and direct operating expense for the assets contributed.
(3)	To adjust historical depletion expense associated with oil and gas properties contributed.
(4)	To eliminate historical accretion expense associated with the oil and gas properties contributed.
(5)	To adjust for the gain on equity investment for the Company’s estimated share of Diamondback’s net income based on Diamondback’s pro forma condensed consolidated statement of operations for the six months ended June 30, 2012.

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	Gulfport Historical	Senior Note Offering Adjustments	Diamondback Contribution Adjustments		Pro Forma
Revenues:
Oil and condensate sales	$222,025,000	$—	$(18,932,000	)(2)	$203,093,000
Gas sales	3,838,000	—	(1,070,000	)(2)	2,768,000
Natural gas liquids sales	3,090,000	—	(3,050,000	)(2)	40,000
Other income	301,000	—	—		301,000

	229,254,000	—	(23,052,000)		206,202,000

Costs and expenses:
Lease operating expenses	20,897,000	—	(5,484,000	)(2)	15,413,000
Production taxes	26,333,000	—	(1,276,000	)(2)	25,057,000
Depreciation, depletion, and amortization	62,320,000	—	8,673,000	(3)	70,993,000
General and administrative	8,074,000	—	—		8,074,000
Accretion expense	666,000	—	(32,000	)(4)	634,000

	118,290,000	—	1,881,000		120,171,000

INCOME FROM OPERATIONS:	110,964,000	—	(24,933,000)		86,031,000

OTHER (INCOME) EXPENSE:
Interest expense	1,400,000	19,613,000 (1)	—		21,013,000
Interest income	(186,000)	—	—		(186,000)
Loss from equity method investments	1,418,000		(1,186,000	)(5)	232,000

	2,632,000	19,613,000	(1,186,000)		21,059,000

INCOME BEFORE INCOME TAXES	108,332,000	(19,613,000)	(23,747,000)		64,972,000

INCOME TAX EXPENSE (BENEFIT)	(90,000)	—	—		(90,000)

NET INCOME	$108,422,000	$(19,613,000)	$(23,747,000)		$65,062,000

NET INCOME PER COMMON SHARE:
Basic	$2.22				$1.33

Diluted	$2.20				$1.32

Weighted average common shares outstanding—Basic	48,754,840				48,754,840

Weighted average common shares outstanding—Diluted	49,206,963				49,206,963

Notes:

(1)	To adjust interest expense for issuance of notes and amortization of estimated deferred issuance costs and to eliminate historical interest on the Company’s revolving credit facility.
(2)	To eliminate the revenues and direct operating expense for the assets contributed.
(3)	To adjust historical depletion expense associated with oil and gas properties contributed.
(4)	To eliminate historical accretion expense associated with the oil and gas properties contributed.
(5)	To adjust for the gain on equity investment for the Company’s estimated share of Diamondback’s net income based on Diamondback’s pro forma condensed consolidated statement of operations for the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: October 17, 2012	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Financial Officer

Exhibit Index

Number	Exhibit
1.1	Purchase Agreement, dated as of October 12, 2012, among Gulfport Energy Corporation, subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.

10.1	Investor Rights Agreement, dated as of October 11, 2012, between Gulfport Energy Corporation and Diamondback Energy, Inc.

99.1	Press release dated October 17, 2012 entitled “Gulfport Energy Corporation Completes Offering of $250 Million of Senior Notes Due 2020.”

99.2	Press release dated October 12, 2012 entitled “Gulfport Energy Announces Contribution of Permian Basin Assets.”